Exhibit 10.5

FORM OF JOINDER

JOINDER TO SHAREHOLDERS AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made as of September 26, 2013 by Stephen Daffron having an address at                                          (the “Joining Party”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement (as defined below).

W I T N E S S E T H

WHEREAS, Igloo Holdings Corporation, a Delaware corporation (the “Company”), is a party to that certain Shareholders Agreement, dated as of July 29, 2010, by and among Interactive Data Corporation, Igloo Intermediate Corporation, the Company and the investors on Schedule A thereto (as the same may be amended from time to time, the “Shareholders Agreement”);

WHEREAS, the Shareholders Agreement provides that as a condition to becoming a Shareholder, a Person must execute and deliver to the Company a joinder agreement pursuant to which such Person agrees to be bound by the terms and conditions of the Shareholders Agreement;

WHEREAS, the Joining Party desires to become an Employee Shareholder of the Company by executing a copy of this Agreement; and

WHEREAS, the Joining Party has reviewed the terms of the Shareholders Agreement and determined that it is desirable and in the Joining Party’s best interests to execute this Agreement.

NOW, THEREFORE, the Joining Party hereby agrees as follows:

1. Joinder of Shareholders Agreement. By executing this Joinder Agreement, the Joining Party (a) accepts and agrees to be bound by all of the terms and provisions of the Shareholders Agreement as if he, she or it were an original signatory thereto, (b) shall be deemed to be and shall be entitled to all of the rights and subject to all of the obligations of an Employee Shareholder thereunder, (c) acknowledges its grant of an irrevocable proxy pursuant to Section 5.23 of the Shareholders Agreement and (d) agrees to be added to each of Schedule A and Schedule B of the Shareholders Agreement, with the notice information set forth on the signature page hereto.

2. Representations and Warranties.

(i) This Agreement constitutes a valid and binding obligation enforceable against the Joining Party in accordance with its terms.

(ii) The Joining Party has received a copy of the Shareholders Agreement. The Joining Party has read and understands the terms of the Shareholders Agreement and has been afforded the opportunity to ask questions concerning the Company and the Shareholders Agreement.

3. Full Force and Effect. Except as expressly modified by this Agreement, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with its terms.

4. Notices. All notices provided to the Joining Party shall be sent or delivered to the Joining Party using the notice information set forth on the signature page hereto unless and until the Company has received written notice from the Joining Party of a change to such information.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state.

[Signature page follows]

IN WITNESS WHEREOF, the Joining Party has executed and delivered this Agreement as of the date first above written.

JOINING PARTY

By:	/s/ Stephen Daffron
Name:	Stephen Daffron

Address:

Acknowledged and Accepted:

IGLOO HOLDINGS CORPORATION

By:	/s/ Vincent A. Chippari
Name:	Vincent A. Chippari
Title:	Treasurer

[Signature Page to SHA Joinder Agreement]

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X LLC, its general partner

By:	Warburg Pincus Partners LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Michael Bingle
Name:	Michael Bingle
Title:	Managing Director

WARBURG PINCUS X PARTNERS, L.P.

By:	Warburg Pincus X, L.P., its general partner

By:	Warburg Pincus X LLC, its general partner

By:	Warburg Pincus Partners LLC, its sole member

By:	Warburg Pincus & Co., its managing member

By:	/s/ Michael Bingle
Name:	Michael Bingle
Title:	Managing Director

[Signature Page to SHA Joinder Agreement]

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its sole member

By:	/s/ James Neary
Name:	James Neary
Title:	Managing Director

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner

By:	SLTA III (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its sole member

By:	/s/ James Neary
Name:	James Neary
Title:	Managing Director

[Signature Page to SHA Joinder Agreement]